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                                                                    EXHIBIT 10.5

                      [LETTERHEAD OF BELL, BOYD & LLOYD]


                                October 22, 1996


Harris Associates Investment Trust
Two North La Salle Street, #500
Chicago, Illinois 60602-3790


Ladies and Gentlemen:

                            THE OAKMARK SELECT FUND


     We have acted as counsel for Harris Associates Investment Trust (the "Trust") in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of shares of beneficial interest (the "Shares") of the series of the Trust designated The Oakmark Select Fund (the "Fund") in registration statement no. 33-38953 on form N-1A (the "Registration Statement").

     In this connection we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate and other records, certificates and other papers as we deemed it necessary to examine for the purpose of this opinion, including the agreement and declaration of trust (the "Trust Agreement") and bylaws (the "Bylaws") of the Trust, actions of the board of trustees of the Trust authorizing the issuance of shares of the Fund and the Registration Statement.

     Based on the foregoing examination, we are of the opinion that upon the issuance and delivery of the Shares of the Fund in accordance with the Trust Agreement and the actions of the board of trustees authorizing the issuance of the Shares, and the receipt by the Trust of the authorized consideration therefor, the Shares so issued will be validly issued, fully paid and nonassessable (although shareholders of the Fund may be subject to liability under certain circumstances as described in the statement of additional information of the Trust included as Part B of the Registration Statement under the caption "Declaration of Trust").

     In rendering the foregoing opinion, we have relied upon the opinion of Ropes & Gray expressed in their letter to us dated October 21, 1996, a copy of which is attached to this letter.
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Harris Associates Investment Trust
October 22, 1996
Page 2


     We consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under section 7 of the Act.


                                Very truly yours,

                                /s/ Bell, Boyd & Lloyd

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                         [LETTERHEAD OF ROPES & GRAY]

                               October 21, 1996



Bell, Boyd & Lloyd
Three First National Plaza
70 West Madison Street, Suite 3300
Chicago, IL  60602

Ladies and Gentlemen:

     We are furnishing this opinion in connection with the proposed offer and sale from time to time by The Oakmark Select Fund, a series of the Harris Associates Investment Trust (the "Trust") of an indefinite number of shares of beneficial interest, without par value (the "Shares"), pursuant to a post-effective amendment to the Trust's Registration Statement on Form N-1A (No. 33-38953) under the Securities Act of 1933, as amended.

     We are familiar with the action taken by the Trustees of the Trust to authorize the issuance of the Shares. We have examined the Trust's records of Trustee action, its By-Laws and its Agreement and Declaration of Trust, as amended to date. We have examined such other documents as we deem necessary for the purposes of this opinion.

     We assume that, upon sale of the Shares, the Trust will receive the net asset value thereof.

     Based upon the foregoing, we are of the opinion that the Trust is authorized to issue an unlimited number of Shares, and that, when the Shares are issued and sold after the post-effective amendment to the Registration Statement has been declared effective and the authorized consideration therefor is received by the Trust, they will be validly issued, fully paid and nonassessable by the Trust.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust or any series of the Trust (a "Series"). However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or any Series and requires that notice of such disclaimer be given in






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Bell, Boyd & Lloyd                    -2-                       October 21, 1996



every note, bond, contract or other undertaking issued by or on behalf of the Trust. The Agreement and Declaration of Trust provides for indemnification out of property of the Trust or a particular Series for all loss and expense of any shareholder held personally liable for the obligations of the Trust or that particular Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or the particular Series itself would be unable to meet its obligations.

     We consent to the filing of this opinion as an exhibit to the aforesaid Registration Statement.

                                       Very truly yours,


                                       /s/ Ropes & Gray
                                       ----------------------------------
                                       Ropes & Gray